UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  September 19, 2011 (September 13, 2011)

Commission file number 2-82985 SPRINGLEAF FINANCE, INC.
(Exact name of registrant as specified in its charter)
Indiana	35-1313922
(State of Incorporation)	(I.R.S. Employer Identification No.)
601 N.W. Second Street, Evansville, IN	47708
(Address of principal executive offices)	(Zip Code)
(812) 424-8031
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2011, the Board of Directors of Springleaf Finance, Inc. (the “Company”) appointed Jay N. Levine to the positions of President, Chief Executive Officer, and Director of the Company, effective October 1, 2011.  From December 2008 until February 2011, Mr. Levine, age 49, served as director, president, and chief executive officer of Capmark Financial Group, a financial services company, where he remains a director and employee.  He will continue to serve as a director of Capmark until September 30, 2011.  From 2000 until March 2008, Mr. Levine served as chief executive officer and co-chief executive officer of RBS Greenwich Capital, a financial services company.

On September 13, 2011, the Board of Directors of the Company also appointed Director Wesley R. Edens as Chairman of the Board, effective September 13, 2011.

On September 13, 2011, Frederick W. Geissinger, Chairman, President, Chief Executive Officer, and Director of the Company, announced his retirement from his positions as President and Chief Executive Officer of the Company, effective October 1, 2011.  Mr. Geissinger retired from his positions as Chairman and a Director effective September 13, 2011.

Information called for in Item 5.02(c)(3) regarding Mr. Levine is unavailable as of the date of this filing.

Item 7.01	Regulation FD Disclosure.

On September 13, 2011, the Company issued a press release, attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the appointment of Mr. Levine and the retirement of Mr. Geissinger.  The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release, attached as Exhibit 99.1 hereto, is being furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits. The following exhibits are being filed herewith:

No.	Description
99.1*	Text of the Press Release dated September 13, 2011.
*

Exhibit 99.1 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPRINGLEAF FINANCE, INC.
(Registrant)
Date:	September 19, 2011	By	/s/	Donald R. Breivogel, Jr.
Donald R. Breivogel, Jr.
Senior Vice President and Chief Financial Officer

Exhibit Index

No.	Description
99.1*	Text of the Press Release dated September 13, 2011.
*

Exhibit 99.1 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.